UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Amber Park Drive, Suite 125

Alpharetta, GA 30009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 997-8732

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2020, Streamline Health Solutions, Inc. (the “Company”), entered into a Master Services Agreement (the “MSA”) with 180 Consulting, LLC (“180”), pursuant to which 180 will provide a variety of services including product management, internal systems platform integration and software engineering services, among others, through separate statements of work (“SOWs”). On March 19, 2020, the Company entered into three SOWs under the MSA and has contracted to enter into two more SOWs within sixty (60) days of the date of entry into the MSA, the terms and conditions of such SOWs to be determined.

The term of the MSA is indefinite from the March 19, 2020 effective date, with the ability of either the Company or 180 to terminate the MSA for any reason without penalty with ninety (90) days advance written notice. Each SOWs term expires upon completion of the services contemplated under the respective SOW, unless earlier terminated pursuant to the terms of the MSA. The MSA includes both cash and equity compensation to 180 for the aforementioned services. The Company intends to issue the equity portion of the compensation under that certain registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission on September 12, 2019.

The foregoing description of the MSA and SOWs is a summary only and is qualified by reference to the full text of the MSA and SOWs. The MSA is attached hereto as Exhibit 10.1 and the SOWs are attached hereto as Exhibits 10.2, 10.3 and 10.4, and are incorporated herein by reference.

Exhibit Number	Description

10.1	Master Services Agreement, effective March 19, 2020, by and between Streamline Health Solutions, Inc. and 180 Consulting, LLC*
10.2	Statement of Work #1 by and between Streamline Health Solutions, Inc. and 180 Consulting, LLC*
10.3	Statement of Work #2 by and between Streamline Health Solutions, Inc. and 180 Consulting, LLC*
10.4	Statement of Work #3 by and between Streamline Health Solutions, Inc. and 180 Consulting, LLC*

*	Certain portions of the exhibit have been omitted pursuant to Regulation S-K Item 601(b)(10)(iv) because they are both (i) not material to investors and (ii) likely to cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: March 24, 2020	By:	/s/ Thomas J. Gibson
	Name:	Thomas J. Gibson
	Title:	Chief Financial Officer